Exhibit 99.1

December 7, 2021 Private Placement of Subordinated Notes December 2, 2025 CONFIDENTIAL

Notice to Recipients 2 This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by ENB Financial Corp (the “Company,” the “holding company,” “we,” or “our”), a Pennsylvania corporation and the registered bank holding company for Ephrata National Bank (the “Bank”), a Pennsylvania located national banking association, supervised and regulated by the Office of the Comptroller of the Currency, and is being furnished solely for use by prospective investors considering participating in the proposed private offering (the “Offering”) of the Company’s unsecured subordinated notes (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company, any of its affiliates nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral information or communications transmitted or made available to the recipient by the Company or its affiliates or any other person in the course of the recipient’s evaluation of the Company or the Offering. The Company reserves the right to withdraw or amend the Offering for any reason and to reject any prospective investment in the Securities, in whole or in part. The Securities are not a bank deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Neither the Securities, the Offering, nor the investment in the Securities has been approved or disapproved by the Securities and Exchange Commission, the FDIC, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Securities referenced in this Presentation have not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or resold absent registration or pursuant to an applicable exemption from registration under applicable law. The Securities are being offered only to entities that (i) qualify as an “accredited investor,” as defined in Rule 501(a)(1) - (3) or (7) of Regulation D promulgated under the Securities Act, or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and (ii) agree to make the representations set forth in the note purchase agreement (the “NPA”) with respect to the Securities. This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. The Company has authorized Performance Trust Capital Partners, LLC to act as its sole placement agent in the Offering. In making an investment decision, prospective investors must rely on their own examination of the Company and the Securities, including the merits and risks involved. The Company is not providing any legal, business, investment, tax or other advice regarding an investment in the Securities. Prospective investors should consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Securities and whether such investor is legally permitted to purchase the Securities. Except as otherwise indicated, this Presentation speaks as of the date hereof. The delivery of this Presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof, and the Company assumes no obligation to update such information, except to the extent required by applicable law. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company’s business and financial condition and the terms and conditions of the Offering, and the Company may provide you with additional relevant information that you may reasonably request to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. This Presentation may contain statistics and data that in some cases has been obtained or compiled from information made available by third - party service providers or other industry sources. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information or other information made available in connection with any further investigation of the Company. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of such information or of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom to the fullest extent permitted by applicable law. This Presentation contains certain annualized, pro forma, projected and estimated information, including projected pro forma information that reflects the Company’s current expectations and assumptions related to this Offering and the use of proceeds and also related to the Company's pending acquisition of Cecil Bancorp, Inc . ("Cecil Bancorp") . This information does not purport to present the results that the Company will ultimately realize and is subject to this notice and the disclaimer on page 3 . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this Presentation contains certain non - GAAP financial measures, including, without limitation, the ratio of Tangible Common Equity to Tangible Assets (TCE/TA), Core Net Revenue, Debt Service Coverage Ratio, Core Deposits, and Return on Average Tangible Common Equity (ROATCE). The presentation of non - GAAP financial information is not intended to be considered in isolation, as a substitute for, or superior to any measure prepared in accordance with GAAP. Other companies may use similarly titled non - GAAP financial measures that are calculated differently from the way the Company calculates such measures or may use different non - GAAP financial measures to evaluate their financial condition or results of operations, either of which could reduce the usefulness of the non - GAAP financial measures contained in this Presentation as tools for comparison. You should understand how such other companies calculate their financial measures similar to, or with names similar to, the non - GAAP financial measures the Company has discussed herein when comparing such non - GAAP financial measures. Financial information included in this Presentation may be based on unaudited financial information regarding the Company and/or the Bank . This Presentation contains non - public information. You understand that the U.S. securities laws as well as the securities laws of other jurisdictions prohibit any person in possession of “material non - public information” about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into short selling, derivative or hedging transactions involving such securities), or from communicating such information to any other person, under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

Offering Disclaimer The information in this Presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Presentation at any time. The receipt of this Presentation does not create, nor is it intended to create, a binding and enforceable contract or commitment between the Company and any other party, and this Presentation may not be relied upon by any party as the basis for a contract or commitment to purchase the Securities. Any purchase and sale of the Securities will be governed solely by the NPA, and the information contained herein will be superseded in its entirety by such NPA. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the NPA, the NPA shall control. Each potential investor should review the NPA, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Securities mentioned in this Presentation. The Securities will not be registered for public sale and will be subject to significant restrictions and limitations on resale or transfer. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investing in the Securities. Investments in the Securities are considered speculative, involve risks and investors could experience an entire loss of principal. Investment in the Securities involves a high degree of risk, including, without limitation, the following: (i) the Securities will be unsecured and subordinated to any existing and future senior indebtedness; (ii) the Securities will not be insured or guaranteed by the FDIC, any other governmental agency or the Bank; (iii) the Securities will be structurally subordinated to the indebtedness and other liabilities of the Company, which means that creditors of the Company generally will be paid from the Company’s assets before holders of the Securities would have any claims to those assets; (iv) the Securities do not generally limit the Company’s ability to incur additional indebtedness, grant or incur a lien on its assets, sell or otherwise dispose of assets, pay dividends or repurchase the Company’s capital stock; (v) payments of the Securities will depend on receipt of dividends and distributions from the Bank to the Company, which may be subject to restrictions or limitations imposed by applicable laws, regulations, and the financial condition and performance of the Bank; (vi) the Company may not be able to generate sufficient cash to service all of its debt, including the Securities; (vii) the amount of interest payable on the Securities will vary beginning five years after issuance; (viii) Secured Overnight Financing Rate (“SOFR”) and term SOFR may be more volatile than other benchmark or market rates; (ix) the Company’s ability to redeem the Securities subject to certain circumstances may adversely affect the return on the Securities; (x) regulatory guidelines may restrict the Company’s ability to pay the principal of, and accrued and unpaid interest on, the Securities, regardless of whether the Company is the subject of an insolvency proceeding; and (xi) holders of the Securities will have limited rights, including limited rights of acceleration, if there is an event of default. Before making an investment decision, you should carefully review and consider the foregoing risks. This Presentation contains forward - looking statements that are subject to risks and uncertainties. Any statements in this Presentation about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward - looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “would,” “will,” “predict,” “potential,” “believe,” “likely,” “expect,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project” and similar expressions. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Forward - looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown assumptions, risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from the information contained in or implied by the forward - looking statements and can change as a result of many possible events or factors, not all of which are known to us or in the Company’s control. The following factors could cause the Company’s actual results to differ materially from those contained or implied by the forward - looking statements made in this Presentation: changes in assumptions underlying the establishment of allowances for credit losses, and other estimates; the risks of changes in interest rates on levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities; the effects of future economic, business and market conditions; legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations and their application by our regulators; the Company’s ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company’s or banking industry’s reputation becomes damaged; computer systems and infrastructure may be vulnerable to attacks by hackers or breached due to employee error, malfeasance, or other disruptions despite security measures implemented by the Company; risks inherent in making loans, such as repayment risks and fluctuating collateral values; governmental monetary and fiscal policies; changes in accounting policies, rules and practices; competition with other banks and financial institutions, and companies outside of the banking industry, including companies that have substantially greater access to capital and other resources; demand, development and acceptance of new products and services; problems with technology utilized by the Company; changing trends in customer profiles and behavior; success of acquisitions and operating initiatives, changes in business strategy or development of plans, and management of growth; reliance on senior management, including the ability to attract and retain key personnel; inadequate design or circumvention of disclosure controls and procedures or internal controls; the failure to close the Company's proposed merger with Cecil Bancorp when expected or at all; the risk that any regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger; risks related to Cecil Bancorp's business to which we will be subject after closing; the proposed merger with Cecil Bancorp may be more expensive or take longer to complete than anticipated; the diversion of management's attention from ongoing business operations and opportunities due to the proposed merger with Cecil Bancorp; and the Company’s ability to managing the risks involved in the foregoing factors. The foregoing factors could cause actual results or outcomes to differ materially from those expressed in any forward - looking statements made by the Company, and you should not place undue reliance on any such forward - looking statements. Any forward - looking statement speaks only as of the date on which it is made and the Company does not undertake any obligation to update any forward - looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements. 3

Table of Contents Executive Summary Management Team Overview Capital Highlights Assets Highlights Liabilities Highlights Income Statement Highlights Appendix 5 12 15 21 28 31 36 I II III IV V VI VII 4

I. Executive Summary 5

Terms of the Offered Securities ENB Financial Corp (“Company” or “ENBP”), the bank holding company of Ephrata National Bank (“Bank”) Issuer: Unsecured Fixed - to - Floating Rate Subordinated Notes Security: $42.5 million Principal Amount: 10 - year term Term: Fixed [X]% for 5 years; floating thereafter at three - month term SOFR plus [X]% Coupon: Optional redemption 5 years after issuance date; optional redemption prior thereto upon the occurrence of certain events Optional Redemption: Structured to comply with requirements for Tier 2 capital treatment at the Company Regulatory Capital: General corporate purposes, including, without limitation, to fund current and future acquisitions, strategic opportunities, future growth, and for investment in, or capital contributions to, the Bank, and which may include redemption of all or a portion of currently outstanding subordinated debt Use of Proceeds: December 2025 Expected Closing: Private Placement Offering Type: Performance Trust Capital Partners, LLC Sole Placement Agent: 6

Investment Highlights Source: S&P Capital IQ Pro, Company documents Note: Consolidated (GAAP) financial data, unless otherwise noted (1) On August 13, 2025, the Company announced the execution of a definitive agreement with Cecil Bancorp, Inc. (“Cecil”), headquartered in Elkton, MD, whereby the Company will acquire Cecil and its wholly owned subsidiary Cecil Bank (the “Acquisition”). The Acquisition is expected to close Q1 2026 // (2) Debt Service Coverage Ratio is a non - GAAP financial measure; please see page 19 for further detail and a reconciliation 7 Seasoned Management Team with Unique, Community - Oriented Ownership Structure ▪ Ephrata National Bank has served its communities for 144 years and is led by a seasoned executive team with over 115 years of combined banking experience ▪ Largest shareholder (31.4% ownership in ENBP) is the J. Harry Hibshman Scholarship Fund Trust, which provides scholarships to local graduating high school seniors and was established in recognition of former bank President J. Harry Hibshman (74 years of bank service) Consistent Profitability Metrics ▪ Steady solid Core ROAA of between 0.70% and 1.00% from 2017 to 2024; MRQ ROAA of 1.06% ▪ NIM expansion of 36 bps over prior three quarters driven by yield on loans increasing 22 bps and cost of funds declining 18 bps ▪ Continued focus on operational efficiency has reduced the efficiency ratio to 65% in Q3 2025, an improvement from 74% in 2024 Consistent and Balanced Growth Across the Balance Sheet ▪ Total assets grew from $1.72B in 2021 to $2.22B in Q3 2025, representing a CAGR of ~7.1% ▪ Loan portfolio grew from $911.2mm in 2021 to $1.48B in Q3 2025, representing a CAGR of ~13.9% ▪ Deposits grew from $1.51B in 2021 to $1.88B in Q3 2025, representing a CAGR of ~6.1% ▪ Tier 1 capital grew from $134mm in 2021 to $178mm in Q3 2025, representing a CAGR of ~7.9% Pristine Asset Quality Profile ▪ NPAs / Assets below 0.75% and net charge - offs / average loans at or below 0.05% for over 10 consecutive years ▪ Solid reserve coverage, with LLR / Gross Loans of 1.12% as of Q3 2025 ENB Financial Corp Set to Expand into Maryland through Strategic Acquisition (1) ▪ Expansion into northeast Maryland market that offers favorable demographics and an appetite for a relationship - focused bank ▪ High - teens EPS accretion projected to bolster earnings and rate of internal capital generation Exceptional Debt Issuance Metrics (2) ▪ Debt / equity of 40.7%, double leverage ratio of 133.7%, and DSCR of 7.9x pro forma for the Offering (and post - Acquisition)

ENB Financial Corp (19) Cecil Bancorp, Inc. (4) ENB Financial Corp Overview Source: S&P Capital IQ Pro, Company documents, Company website Note: Consolidated (GAAP) financial data, unless otherwise noted, shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) Gross loans includes held for sale (“HFS”) and held for investment (“HFI”) 2025Q3 2024Y 2023Y 2022Y 2021Y ($000s) $ 2,222,591 $ 2,219,831 $ 2,000,824 $ 1,858,716 $ 1,717,230 Total Assets $ 1,466,888 $ 1,448,998 $ 1,430,209 $ 1,415,143 $ 1,397,763 Gross Loans (1) $ 1,884,749 $ 1,890,443 $ 1,726,798 $ 1,638,958 $ 1,512,213 Total Deposits $ 151,988 $ 130,984 $ 119,654 $ 97,335 $ 137,288 Total Equity 78.6% 75.5% 78.8% 72.7% 60.9% Loans / Deposits 0.44% 0.54% 0.14% 0.25% 0.19% NPAs / Assets 3.26% 2.87% 2.94% 3.03% 2.81% NIM 1.06% 0.75% 0.65% 0.83% 0.95% ROAA 16.74% 12.13% 12.03% 13.63% 11.16% ROAE 2.65% 2.63% 2.61% 2.52% 2.58% NIE / Avg. Assets 8 Company Overview Company Footprint “You’ll feel the Difference” ▪ Ephrata National Bank was founded in 1881 and is based in Ephrata, Pennsylvania ▪ Operates 19 total branches (including three LPOs) in communities throughout South Central Pennsylvania, including Ephrata, New Holland, and Akron ▪ Announced acquisition of Cecil Bancorp, Inc. (~$220mm total assets) and its wholly owned subsidiary Cecil Bank, with expected close of Q1 2026 ▪ Post - acquisition, ENB will operate 23 total branches, with new locations in Northeastern Maryland ▪ ENB Financial Corp (bank holding company) is the 100% owner of Ephrata National Bank (commercial bank subsidiary) and is quoted on the OTCQX under the symbol “ENBP”

ENB Financial Corp Set to Expand into Maryland through Strategic Acquisition Source: S&P Capital IQ Pro, Company documents, Company website Note: Consolidated (GAAP) financial data for the quarter ended September 30, 2025 (1) Gross loans includes HFS and HFI 9 Summary Transaction Highlights ENB Financial Corp (19) Cecil Bancorp, Inc. (4) Pro Forma Franchise Map $2.2B Total Assets $1.5B Gross Loans (1) $1.9B Total Deposits 0.90% LTM ROAA 67.5% Efficiency Ratio $220mm Total Assets $159mm Gross Loans (1) $189mm Total Deposits 0.39% LTM ROAA 93.3% Efficiency Ratio ▪ All cash consideration of approximately $30.8 million ▪ Projecting 40% cost savings once fully realized ▪ Approximately 17% EPS accretion projected in 2026 ▪ Combined bank will: ▪ Have over $2.4 billion in total assets ▪ Operate in four different MSAs across two states ▪ Service over $2.0 billion in total deposits ▪ Furthers ENB’s strategic plan of delivering consistent, profitable organic growth while pursuing selective, value - enhancing inorganic growth, while providing Cecil’s customers access to ENB’s wide range of product offerings ▪ Expected to close Q1 2026

ENB Financial Corp Market Overview | Lancaster and Reading MSAs

Lancaster, PA MSA

- *Population increase from 2020 to 2026 in Lancaster was **2.19%** (1), with median **household income projected to rise by 8.45%** between 2026 and 2031 (1)*
- *The Lancaster, PA MSA has a median age of **~38.7** years old, meaning many of its residents are in their peak-earning years (2)*
- *Key employers include Penn Medicine Lancaster General Health, Armstrong World Industries, and Clark Associates*
- *Lancaster's GDP has increased **~29% since 2020** (3)*

565k

Population (2)

$88.0k

Median Household Income (1)

Reading, PA MSA

- *Population increase from 2020 to 2026 in Reading PA, MSA was **3.09%** (3), with median **household income projected to rise by 10.22%** between 2026 and 2031 (1)*
- *The Reading, PA MSA has a median age of **~40.0** years old, meaning many of its residents are in their peak-earning years (2)*
- *Key employers include Reading Hospital and Tower Health, Carpenter Technology, and East Penn Manufacturing*
- *Reading's GDP has increased **~26% since 2020** (3)*

442k

Population (2)

$82.6k

Median Household Income (1)

Key employers

Penn Medicine Lancaster General Health

Armstrong World Industries

Reading Hospital Tower Health Advancing Health. Transforming Lives.

Carpenter Technology

East Penn

Note: HHI = Household Income // Projected Median HHI is projected growth from 2026-2031
(1) S&P Capital IQ Pro as of June 30, 2025 // (2) Data USA; from 2023 // (3) St. Louis Fed, for 2023

ENB Financial Corp

10

ENB Financial Corp Market Overview | Lebanon MSA and Cecil County, MD Note: HHI = Household Income // Projected Median HHI is projected growth from 2026 - 2031 (1) S&P Capital IQ Pro as of June 30, 2025 // (2) Data USA; from 2023 // (3) St. Louis Fed, for 2023 11 146k Population (2) $87.2k Median Household Income (1) Cecil County, MD ▪ Population increase from 2020 to 2026 in Lebanon was 1.65% (1) , with median household income projected to rise by 13.47% between 2026 and 2031 (1) ▪ The Lebanon, PA MSA has a median age of ~40.8 years old, meaning many of its residents are in their peak - earning years (2) ▪ Key employers include Bayer Consumer Care, Farmers Pride Inc., and Murry’s Inc. ▪ The Lebanon, PA MSA GDP has increased ~31% since 2020 (3) Lebanon, PA MSA 107k Population (2) $99.0k Median Household Income (1) ▪ Population increase from 2020 to 2026 in Cecil County was 3.02% (1) , with median household income projected to rise by 12.48% between 2026 and 2031 (1) ▪ Cecil County has a median age of ~40.8 years old, meaning many of its residents are in their peak - earning years (2) ▪ Key employers include Lockheed Martin, University of Maryland Medical System, and Marriott International ▪ Cecil County’s GDP has increased ~41% since 2020 (3) Key employers

II. Management Team Overview 12

Rachel G . Bitner – EVP / Chief Financial Officer Years in Banking : 26 Executive Vice President, Chief Financial Officer since August 2021 . Treasurer of ENB Financial Corp since August 2021 . Ms . Bitner previously held the position of Senior Vice President, Controller, Ephrata National Bank from June 2020 to August 2021 and prior to that served as VP, Controller for eleven years beginning in June 2009 . In the community, Ms . Bitner serves as the Board Secretary of Mainspring, Ephrata . The Board has determined that Rachel Bitner will become CEO and President effective no later than January 1 , 2027 , following Jeffrey Stauffer’s retirement . Experienced Management Team Source: Company documents 13 Jeffrey S. Stauffer – Chairman / President / Chief Executive Officer Mr . Jeffrey S . Stauffer has been President & Chief Executive Officer of ENB Financial Corp and Ephrata National Bank since January 1 , 2020 and Chairman of the Board of ENB Financial Corp and Ephrata National Bank since June 2020 . He has been a director of ENB Financial Corp and Ephrata National Bank since May 2019 . Mr . Stauffer was Senior Vice President and Senior Lender of Ephrata National Bank from March 2017 until December 31 , 2019 . Mr . Stauffer has been employed by Ephrata National Bank since 1982 and previously served as Vice President, Senior Loan Officer from August 2014 to February 2017 , Vice President, Commercial Lending Manager from 2012 to July 2014 , and Vice President, Commercial Loan Officer from 2002 to 2012 . Mr . Stauffer serves as a member of the Federal Reserve Board of Philadelphia Nominating Advisory Committee, as a member of the Ephrata Area School District Comprehensive Planning Steering Committee, and as Treasurer of the Guy K . Bard Student Loan Fund . Years in Banking: 43 Nicholas D . Klein – EVP / Chief Risk Officer Years in Banking : 17 Executive Vice President and Chief Risk Officer of Ephrata National Bank since January 2021 . Mr . Klein holds both CRC and CERP certifications . Mr . Klein was previously employed as Senior Credit Risk Review Officer at ENB and as an Associate National Bank Examiner, Office of the Comptroller of the Currency . In the community, Mr . Klein currently serves as First Past President of the South Central PA Chapter of the RMA and as a faculty member of the PA Bankers Advanced School of Banking . He is the Vice Chair of the PA Bankers Public Affairs Committee and sits on the PA Bankers Government Relations Policy Committee .

Cindy L . Cake – EVP / Chief Human Resources Officer Years in Banking : 6 Executive Vice President, Chief Human Resource Officer since August 2019 . Ms . Cake holds an MBA and served in previous capacities as a Human Resource Executive for other major firms . Ms . Cake holds a PHR license . In the community, Ms . Cake currently serves as a Board Member of Good Samaritan Services . Experienced Management Team Source: Company documents 14 Adrienne L. Miller – SVP / Legal Counsel and Corporate Secretary Senior Vice President, Legal Counsel and Corporate Secretary since January 2021 , serving in an advisory role to the Executive Committee . Ms . Miller holds a J . D . and previously held the positions of Vice President, Legal Counsel and Assistant Corporate Secretary as of September 2014 and the position of Assistant Compliance Officer at Ephrata National Bank as of January 2014 . Ms . Miller was employed by CNH America LLC as Senior Counsel and Assistant Secretary for twenty - four years . In the community, Ms . Miller has served as President of the Manheim Township Public Library Foundation Board, Lancaster County, Pennsylvania and is an active member and volunteer of Westminster Presbyterian Church, Lancaster, Pennsylvania . Years in Banking: 12 Joselyn D . Strohm – SEVP / Chief Operating Officer Years in Banking : 20 Senior Executive Vice President, Chief Operating Officer since June 2023 . Previously employed by FIS, Jacksonville, Florida as the Senior Director of Product Management/Line of Business Leader from October 2015 until joining Ephrata National Bank . During her employ with FIS, Ms . Strohm managed a team of sixteen product managers and product owners and had responsibility for determining product direction and strategy for eight FIS products as well as determining capital needs and capital allocations for each . Previously, Ms . Strohm served as Product Support Specialist and then Manager at FIS for seven years and was responsible for the FIS Bankway Application, features programing and client communication areas . She was also responsible for the FIS HORIZON Application . FIS Bankway Application was the core system at Ephrata National Bank until September 2024 . At this time, Ephrata National Bank converted to the FIS HORIZON Application . Ms . Strohm has received notable recognitions awarded by the FIS Transformational Leadership Program and Client Excellence Award

III. Capital Highlights 15

7.80% 7.50% 7.60% 7.70% 7.90% 14.70% 14.60% 14.80% 15.00% 15.10% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2021Y 2022Y 2023Y 2024Y Total RBC Ratio 2025Q3 Consolidated Capital Ratios Source: S&P Capital IQ Pro Note: Consolidated financial data shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) As defined in 12 CFR 225.2(r) 16 ENB Financial Corp has maintained regulatory capital in excess of regulatory well - capitalized thresholds (1) . Well - Capitalized Lev. Ratio (5.0%) Well - Capitalized Total RBC Ratio (10.0%) Leverage Ratio

Consolidated Pro Forma Capital Structure | Regulatory Capital Ratios

Modeling Assumptions: Subordinated Debt Raise

- Assumes $42.5 million in gross proceeds from the Offering
- Assumes proceeds are used to redeem existing 2020 vintage of subordinated debt amounting to $20.0 million
- Assumes $15.0mm of the net new subordinated debt offering gross proceeds ($22.5mm) are down streamed to the Bank

Consolidated Pro Forma Regulatory Capital Ratios

($000s)

ENB Financial Corp Consolidated Pro Forma Regulatory Capital	Actual 09/30/25	Sub Debt Adj.	Pro Forma 09/30/25
Common Equity Before Adjustments	$151,988	–	$151,988
Less: DTAs from NOL and Tax Credit	–	–	–
Less: Goodwill Net of DTLs	–	–	–
Less: Other Intangible Assets Net of DTLs	–	–	–
Less: AOCI - Unrealized Gains	(25,856)	–	(25,856)
Less: AOCI - Def Ben Postretirement Plans	–	–	–
Less: Other Adjustments	(150)	–	(150)
Common Equity Tier 1 Capital Pre-Deductions	$177,994	–	$177,994
Additional Tier 1 Capital	–	–	–
Total Tier 1 Capital	$177,994	–	$177,994
Tier 2 Capital Instruments	39,836	$22,519	62,355
AACL Includable in Tier 2 Capital	18,001	–	18,001
Total Tier 2 Capital	57,837	22,519	80,356
Total Capital	$235,830	$22,519	$258,350
Average Total Consolidated Assets	2,258,831	22,500	2,281,331
Less: Deductions from CET1 and Additional T1	–	–	–
Total Assets for Leverage Ratio	$2,258,831	$22,500	$2,281,331
Total Risk-Weighted Assets [(1)]	1,561,404	4,500	1,565,904
Leverage Ratio	**7.9%**		**7.8%**
Common Equity Tier 1 Ratio	**11.4%**		**11.4%**
Tier 1 Risk-Based Ratio	**11.4%**		**11.4%**
Total Risk-Based Capital Ratio	**15.1%**		**16.5%**

Consolidated Capital Structure



9/30/25 – Actual ($000s)
$177,994
$19,981
$19,855
$18,001
9/30/25 – Pro Forma ($000s)
$177,994
$19,855
$42,500
$18,001
CET1 Capital
2020 Sub Debt
2022 Sub Debt
New Sub Debt
AACL

Pro Forma for Subordinated Debt Raise and Cecil Bank Acquisition

ENB + Cecil BANK

Post Acquisition Consolidated Capital Ratios [(2)]

6.4% Leverage Ratio

9.1% Common Equity Tier 1 Ratio

9.1% Tier 1 Risk-Based Ratio

13.6% Total Risk-Based Capital Ratio

Source: S&P Capital IQ Pro, Company documents

Note: Does not include impact of offering expenses // (1) Assumes net proceeds are reinvested at 20% risk-weighting // (2) Estimated 12/31/25 consolidated pro forma (for the Offering and the Acquisition) capital ratios; assumes Acquisition closes 12/31/25

ENB Financial Corp

17

Bank Pro Forma Capital Structure | Regulatory Capital Ratios

Modeling Assumptions: Subordinated Debt Raise

- Assumes $42.5 million in gross proceeds from the Offering
- Assumes proceeds are used to redeem existing 2020 vintage of subordinated debt amounting to $20.0 million
- Assumes $15.0mm of the net new subordinated debt offering gross proceeds ($22.5mm) are down streamed to the Bank

Bank Pro Forma Regulatory Capital Ratios

($000s)

Ephrata National Bank Bank Level Pro Forma Regulatory Capital	Actual 09/30/25	Sub Debt Adj.	Pro Forma 09/30/25
Common Equity Before Adjustments	$188,688	$15,000	$203,688
Less: DTAs from NOL and Tax Credit	–	–	–
Less: Goodwill Net of DTLs	–	–	–
Less: Other Intangible Assets Net of DTLs	–	–	–
Less: AOCI - Unrealized Gains	(25,856)	–	(25,856)
Less: AOCI - Def Ben Postretirement Plans	–	–	–
Less: Other Adjustments	(150)	–	(150)
Common Equity Tier 1 Capital	$214,694	$15,000	$229,694
Additional Tier 1 Capital	–	–	–
Total Tier 1 Capital	$214,694	$15,000	$229,694
Tier 2 Capital Instruments	–	–	–
AACL Includable in Tier 2 Capital	18,001	–	18,001
Total Tier 2 Capital	18,001	–	18,001
Total Capital	$232,695	$15,000	$247,695
Average Total Assets	2,255,820	15,000	2,270,820
Less: Deductions from CET1 and Additional T1	–	–	–
Total Assets for Leverage Ratio	$2,255,820	$15,000	$2,270,820
Total Risk-Weighted Assets [(1)]	1,558,594	3,000	1,561,594
Leverage Ratio	**9.5%**		**10.1%**
Common Equity Tier 1 Ratio	**13.8%**		**14.7%**
Tier 1 Risk-Based Ratio	**13.8%**		**14.7%**
Total Risk-Based Capital Ratio	**14.9%**		**15.9%**

Bank Capital Structure



9/30/25 – Actual ($000s)
$214,694
$18,001
9/30/25 – Pro Forma ($000s)
$229,694
$18,001
CET1 Capital
AACL

Pro Forma for Subordinated Debt Raise and Cecil Bank Acquisition

ENB + Cecil BANK

Post Acquisition Bank Capital Ratios [(2)]

8.4% Leverage Ratio
12.0% Common Equity Tier 1 Ratio
12.0% Tier 1 Risk-Based Ratio
13.1% Total Risk-Based Capital Ratio

Source: S&P Capital IQ Pro, Company documents

Note: Does not include impact of offering expenses // (1) Assumes net proceeds are reinvested at 20% risk-weighting // (2) Estimated 12/31/25 Bank pro forma (for the Offering and the Acquisition) capital ratios; assumes Acquisition closes 12/31/25

ENB Financial Corp

18

Strong Debt Service Coverage & Low Leverage

	($000s) Interest Coverage	2024Y	9/30/25 YTD Annualized	Cecil Acquisition PF 2026E (1)
	Consolidated Pre-Tax Earnings			
	Net Income	$15,317	$21,393	$22,367
	Taxes	3,308	5,041	7,455
	Consolidated Pre-Tax Income	$18,625	$26,435	$29,822
	Interest Expense on 2020 Sub Debt	800	800	800
	Interest Expense on 2022 Sub Debt	1,150	1,150	1,150
A	**Pre-Tax Earnings Before BHC Debt Interest Expense**	**$20,575**	**$28,385**	**$31,772**
	BHC Debt Interest Expense			
B	New Sub Debt Interest Expense at 6.50%	$2,763	$2,763	$2,763
C	New Sub Debt Interest Expense at 6.75%	2,869	2,869	2,869
D	New Sub Debt Interest Expense at 7.00%	2,975	2,975	2,975
E	Interest Expense on Existing, Non-Called (2022) Sub Debt	$1,150	$1,150	$1,150
	Total Interest Expense - (B + E)	$3,913	$3,913	$3,913
	Total Interest Expense - (C + E)	4,019	4,019	4,019
	Total Interest Expense - (D + E)	4,125	4,125	4,125
	Pro Forma Interest Coverage - A / (B + E)	**5.3x**	**7.3x**	**8.1x**
	Pro Forma Interest Coverage - A / (C + E)	**5.1x**	**7.1x**	**7.9x**
	Pro Forma Interest Coverage - A / (D + E)	**5.0x**	**6.9x**	**7.7x**

($000s) Pro Forma Debt / Equity and Double Leverage	Actual 09/30/25	Pro Forma 09/30/25	Cecil Acquisition PF 12/31/25 (1)
Consolidated Equity	$151,988	$151,988	$153,314
Sub Debt	39,836	62,355	62,355
Debt / Equity	**26.2%**	**41.0%**	**40.7%**
Debt / Equity (ex. AOCI)	**22.4%**	**35.1%**	**34.8%**
Bank Equity	$188,688	$203,688	$205,014
Double Leverage Ratio (Bank Equity / Consolidated Equity)	**124.1%**	**134.0%**	**133.7%**

ENB Financial Corp

Source: S&P Capital IQ Pro, Company documents

Note: Debt Service Coverage Ratio is a non-GAAP financial measure and assumes no leveraging of the capital

(1) Estimated 12/31/25 Bank pro forma (for the Offering with $15mm of the net new subordinated debt down streamed and the Acquisition) capital ratios; assumes Acquisition closes 12/31/25

19

Current Capital Stack and Terms of Outstanding Securities

Consolidated Capital Stack (1)



($000s)
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
-
$19,855
$19,981
$151,988
Sub Debt 2022
Sub Debt 2020
Common Equity

Consolidated Capital Detail

Capital Type	Amount Outstanding ($000s)	Current Rate (%)	Optional Call Date	Maturity Date
Sub-Debt Due 2030	$19,981	4.00% Fixed to Floating(2)	12/31/25	12/31/30
Sub-Debt Due 2032	$19,855	5.75% Fixed to Floating(3)	07/22/27	09/30/32
Total Subordinated Debt	**$39,836**			
Total Common Equity	**$151,988**			

December 2020
ENB Financial Corp
holding company for:

ENB
Ephrata National Bank

Subordinated Debt Offering
$20.0 Million
due December 2030
4.00% Fixed-to-Floating

Sole Placement Agent
Performance Trust Capital Partners, LLC

July 2022
ENB Financial Corp
holding company for:

ENB
Ephrata National Bank

Subordinated Debt Offering
$20.0 Million
due September 2032
5.75% Fixed-to-Floating

Sole Placement Agent
Performance Trust Capital Partners, LLC

Source: S&P Capital IQ Pro
(1) Consolidated Capital Stack data as of September 30, 2025 // (2) Floats at 3M SOFR plus 374 bps beginning December 31, 2025 (7.999%; The 3M SOFR rate was 4.259% as of November 12, 2025) // (3) Floats at 3M SOFR plus 299 bps beginning July 22, 2027 (7.249%; The 3M SOFR rate was 4.259% as of November 12, 2025)

ENB Financial Corp
20

IV. Assets Highlights 21

$134 $146 $154 $165 $178 – $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 2021Y 2022Y 2023Y 2024Y 2025Q3 $1,512 $1,639 $1,727 $1,890 $1,885 – $450 $900 $1,350 $1,800 $2,250 2021Y 2022Y 2023Y 2024Y 2025Q3 $911 $1,183 $1,345 $1,415 $1,467 – $350 $700 $1,050 $1,400 $1,750 2021Y 2022Y 2023Y 2024Y 2025Q3 $1,717 $1,859 $2,001 $2,220 $2,223 – $500 $1,000 $1,500 $2,000 $2,500 2021Y 2022Y 2023Y 2024Y 2025Q3 Tactical Balance Sheet Growth Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data for the years ended December 31, and for the quarter ended September 30, 2025 (1) Gross loans includes HFS and HFI 22 ENB Financial Corp boasts core, steady growth on both sides of the balance sheet. Total Deposits ($mm) Total Gross Loans (1) ($mm) Total Assets ($mm) Tier 1 Capital ($mm)

$911 $1,183 $1,345 $1,415 $1,467 $ - $400 $800 $1,200 $1,600 Loan Portfolio Diversification & Growth Source: S&P Capital IQ Pro Note: Bank - level financial data shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) Consolidated (GAAP) financial data; gross loans includes HFS and HFI // (2) 9/30/25 post raise assumes 67% ($15.0mm) of the net new subordinated debt offering gross proceeds ($22.5mm) are down streamed to the Bank // (3) Includes Non - Owner Occupied CRE, CRE (Not Secured by RE), Construction & Land Development, and Multifamily Loans // (4) Estimated 12/31/25 Bank pro forma (for the Offering and the Acquisition) capital ratios; assumes Acquisition closes 12/31/25 23 Total Gross Loans (1) ($mm) 2021Y 2022Y 2023Y 2024Y 2025Q3 ▪ As of September 30, 2025, Ephrata National Bank’s Non - Owner Occ. CRE portfolio consisted of 45% miscellaneous, 23% multifamily, 22% other construction, 6% 1 - 4 family construction, 3% agriculture, and 1% 1 - 4 family residential ▪ Portfolio has an average rate of 5.95% ▪ As of September 30, 2025, Ephrata National Bank’s portfolio consisted of 91% loans with average or better risk ▪ Pro forma loan composition after the acquisition of Cecil Bank is expected to decrease estimated CRE concentration while expanding the consumer loan portfolio 1 - 4 Family 46.4% Farm, 16.9% Owner Occ. CRE 9.3% Constr & Land Dev 7.4% Multifam, 2.9% Other, 3.1% Non Owner Occ. CRE 5.4% Commercial & Industrial 6.0% Ag. Prod., 2.2% Consumer, 0.4% 9/30/25 Loan Composition 9/30/25 Regulatory Loan Composition Post Raise % of TRBC (2) % of Bank TRBC 9/30/25 ENB Balance 278% 296% $688,381 32% 34% 79,391 1% 1% 2,282 56% 59% 138,334 36% 38% 89,555 45% 47% 110,380 17% 18% 42,446 2% 3% 5,904 101% 108% 250,585 13% 14% 32,218 18% 19% 44,049 $1,483,525 95% 101% $234,499 1 - 4 Family Residential Non - Owner Occupied CRE CRE (Not Secured by RE) Owner Occupied CRE Commercial & Industrial Construction & Land Development Multifamily Consumer Farm Loans Ag Prod Other Loans Total Loans Total CRE (Ex owner occupied) (3) 12/31/25 Post Acquisition (4) Total CRE (Ex owner occupied) $247,061 106% ($000s)

Pro Forma Loan Portfolio

Ephrata National Bank



Ag. Prod.
2.2%
Consumer & Other
3.5%
C&I
6.0%
C&D
7.4%
Home Equity
10.1%
Farm
16.9%
CRE & Multifamily
17.5%
1-4 Family
36.3%
$1.5B
Total Loans

Loans ($000)			
1-4 Family	$	538,250	36.3%
CRE & Multifamily		260,171	17.5%
Farm		250,585	16.9%
Home Equity		150,131	10.1%
C&D		110,380	7.4%
C&I		89,555	6.0%
Consumer & Other		52,235	3.5%
Ag. Prod.		32,218	2.2%
Total	$	1,483,525	100.0%

MRQ Yield on Loans: 5.60%

CRE Concentration: 101%

Cecil Bank



C&D
0.7%
Ag. Prod.
0.3%
1-4 Family
5.3%
CRE & Multifamily
7.8%
C&I
31.0%
Consumer & Other
53.2%
$159M
Total Loans

Loans ($000)			
Consumer & Other	$	84,806	53.2%
C&I		49,399	31.0%
CRE & Multifamily		12,381	7.8%
1-4 Family		8,498	5.3%
Home Equity		2,660	1.7%
C&D		1,118	0.7%
Ag. Prod.		480	0.3%
Farm		-	0.0%
Total	$	159,342	100.0%

MRQ Yield on Loans: 6.00%

CRE Concentration: 31%

Pro Forma[1]



Ag. Prod.
2.0%
C&D
6.8%
1-4 Family
33.3%
Consumer & Other
8.3%
C&I
8.5%
Home Equity
9.3%
Farm
15.3%
CRE & Multifamily
16.6%
$1.6B
Total Loans

Loans ($000)			
1-4 Family	$	546,748	33.3%
CRE & Multifamily		272,552	16.6%
Farm		250,585	15.3%
Home Equity		152,791	9.3%
C&I		138,954	8.5%
Consumer & Other		137,041	8.3%
C&D		111,498	6.8%
Ag. Prod.		32,698	2.0%
Total	$	1,642,867	100.0%

MRQ Yield on Loans: 5.64%

CRE Concentration: 94%

ENB Financial Corp

Source: S&P Capital IQ Pro
Note: Bank-level financial data as of and for the quarter ended September 30, 2025
(1) Pro forma does not include the impact of purchase accounting

24

Historical Bank Loan Composition & Yields

Ephrata National Bank loan yields continue to march upward as growth accelerates, and lower-rate lending rolls off the balance sheet

($000s)	2021Y		2022Y		2023Y		2024Y		2025Q3	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$19,639	2.1%	$86,793	7.3%	$81,856	6.0%	$101,073	7.1%	$110,380	7.4%
1-4 Family	408,663	44.2%	528,341	44.1%	644,680	47.4%	659,202	46.1%	688,381	46.4%
Multifamily	15,221	1.6%	22,096	1.8%	26,723	2.0%	38,405	2.7%	42,446	2.9%
Comm RE (Non Farm/Res)	162,580	17.6%	189,293	15.8%	211,547	15.6%	222,762	15.6%	217,725	14.7%
C&I	63,453	6.9%	85,589	7.2%	73,500	5.4%	83,165	5.8%	89,555	6.0%
Farm RE	203,725	22.0%	221,167	18.5%	231,573	17.0%	242,449	16.9%	250,585	16.9%
Agricultural	20,717	2.2%	27,122	2.3%	29,475	2.2%	33,392	2.3%	32,218	2.2%
Consumer	5,141	0.6%	5,777	0.5%	6,267	0.5%	6,524	0.5%	5,904	0.4%
Leases	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Other	24,959	2.7%	30,867	2.6%	54,809	4.0%	44,293	3.1%	46,331	3.1%
Total Gross Loans	**$924,098**	**100.0%**	**$1,197,045**	**100.0%**	**$1,360,430**	**100.0%**	**$1,431,265**	**100.0%**	**$1,483,525**	**100.0%**
Yield on 1-4 Family Loans	*4.06%*		*4.20%*		*4.95%*		*5.31%*		*5.45%*	
Yield on All Other RE Loans	*4.57%*		*3.95%*		*4.38%*		*4.97%*		*5.61%*	
Yield on C&I Loans	*2.90%*		*4.32%*		*5.30%*		*6.91%*		*6.95%*	
Yield on Loans and Leases	***3.94%***		***4.02%***		***4.73%***		***5.24%***		***5.60%***	

Source: S&P Capital IQ Pro
Note: Bank-level financial data shown for the years ended December 31, and for the quarter ended September 30, 2025

ENB Financial Corp
25

Asset Quality & Reserve Coverage Ratios Source: S&P Capital IQ Pro Note: Consolidated financial data shown for the years ended December 31, and for the quarter ended September 30, 2025 26 - 0.01% 0.01% 0.00% 0.01% 0.00% - 0.20% 0.00% 0.20% 0.40% 0.60% 2021Y 2022Y 2023Y 2024Y 2025Q3 NCOs / Avg. Loans (%) Loan Loss Reserves metric remains strong alongside minimal charge - offs. LLR / Total Loans (%) 0.19% 0.25% 0.14% 0.54% 0.44% 0.20% 0.40% 0.60% 0.80% 1.00% 0.00% 2021Y 2022Y 2023Y 2024Y 2025Q3 NPAs / Assets (%) Commentary 1.40% 1.18% 1.12% 1.13% 1.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2021Y 2022Y 2023Y 2024Y 2025Q3 ▪ Asset Quality remains strong with net charge - offs near zero from 2021 to Q3 2025 ▪ NPAs / Assets have decreased since 2024Y as ENB has prioritized stronger underwriting and loan creation ▪ Net Charge offs / Average Loans historically consistent, staying at or below 0.01% for over 5 consecutive years ▪ The Company’s reserves remain steady, with LLR / Total Loans of 1.12% for Q3 2025

Investment Portfolio Composition & Performance ▪ As of September 30, 2025, the Bank has ~$590 million available for sale debt securities – This represents ~26.5% of total assets ▪ The securities portfolio consists primarily of RMBS, State & Political Subdivision Securities, and ABS representing a combined 80.6% of the securities portfolio ▪ The remaining 19.4% consists of a combination of Other Debt Securities, CMBS, Government Agency & Sponsored Agency Securities, Structured Financial Products, and U.S. Treasury Securities ▪ AOCI Balance: ($26.8) million Source: S&P Capital IQ Pro, Company documents Note: Bank - level financial data shown for the quarter ended September 30, 2025 (1) Each category percentage is the fair value of the securities divided by the fair value of all securities RMBS 42.5% State and Political Subdiv Secs 28.8% ABS 9.3% Other Debt Securities 7.7% CMBS 4.0% Financial Products 2.6% Govt Agen & Spons Agen Secs 2.7% Structured U.S. Treasury Securities 2.4% 27 Asset Class Breakdown (1) Commentary Bank - level investment portfolio supplemented with a $49.1 million Cash & Equivalents balance

V. Liabilities Highlights 28

Deposit Composition Source: S&P Capital IQ Pro, Company documents Note: Consolidated (GAAP) financial data shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) Core deposits defined as total domestic deposits minus total brokered deposits minus time deposits >$100k; Core deposits are a Non - GAAP financial measure; please see page 43 for a reconciliation $1,507 $1,615 $1,635 $1,727 $1,717 – $400 $800 $1,200 $1,600 $2,000 2021Y 2022Y 2023Y 2024Y 2025Q3 $1.9B Total Deposits Deposits ($000) 43.3% $ 816,755 IB Demand, Savings, & MMDA 33.1% 623,831 NIB 14.7% 277,769 Jumbo Time (>100k) 8.9% 166,955 Retail Time (<100k) 100.0% $ 1,885,310 Total MRQ Cost of Deposits: 1.62% IB Demand, Savings, & MMDA 43.3% NIB 33.1% Retail Time (<100k) 8.9% Jumbo Time (>100k) 14.7% 29 Bank Deposit Composition Core Deposit (1) Trends ($ in millions) Top 10 Deposit Relationships ▪ Deposit Relationship 1 is a Sweep Deposit account utilized to help manage customer accounts ▪ Approximately 60% of Top 25 deposit relationships have deposit balances held in interest - bearing checking accounts Total Deposits Deposit Balance (%) ($000) Relationship 10.6% $199,013 Relationship 1 0.6% $11,921 Relationship 2 0.5% $9,166 Relationship 3 0.4% $7,730 Relationship 4 0.4% $7,457 Relationship 5 0.3% $5,977 Relationship 6 0.3% $4,915 Relationship 7 0.2% $4,271 Relationship 8 0.2% $3,795 Relationship 9 0.2% $3,742 Relationship 10 13.7% $257,987 Total

Deposit Composition Pro Forma Source: S&P Capital IQ Pro, Company documents Note: Bank - level financial data shown for the quarter ended September 30, 2025 (1) Pro forma does not include the impact of purchase accounting 30 Ephrata National Bank Cecil Bank $1.9B Total Deposits $189M Total Deposits $2.1B Total Deposits Deposits ($000) Deposits ($000) 43.3% $ 816,755 IB Demand, Savings, & MMDA 33.1% 623,831 NIB 14.7% 277,769 Jumbo Time (>100k) 8.9% 166,955 Retail Time (<100k) 100.0% $ 1,885,310 Total 33.0% $ 62,476 Jumbo Time (>100k) 29.5% 55,799 IB Demand, Savings, & MMDA 20.5% 38,847 Retail Time (<100k) 17.1% 32,313 NIB 100.0% $ 189,435 Total 42.1% $ 872,554 IB Demand, Savings, & MMDA 31.6% 656,144 NIB 16.4% 340,245 Jumbo Time (>100k) 9.9% 205,802 Retail Time (<100k) 100.0% $ 2,074,745 Total MRQ Cost of Deposits: 1.62% MRQ Cost of Deposits: 2.02% MRQ Cost of Deposits: 1.65% Loans / Deposits: 78.7% Loans / Deposits: 84.1% Loans / Deposits: 79.2% (1) Pro Forma IB Demand, Savings, & MMDA 42.1% NIB 31.6% Retail Time (<100k) 9.9% Jumbo Time (>100k) 16.4% Jumbo Time (>100k) 33.0% IB Demand, Savings, & MMDA 29.5% Deposits ($000) Retail Time (<100k) 20.5% NIB 17.1% IB Demand, Savings, & MMDA 43.3% NIB 33.1% Retail Time (<100k) 8.9% Jumbo Time (>100k) 14.7%

VI. Income Statement Highlights 31

$57,398 $63,459 $68,234 $74,570 $89,904 $40,441 $45,929 $51,407 $55,231 $39,136 $16,827 $12,876 $14,195 $17,829 $19,604 $ - $10,000 $30,000 $20,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2021Y 2022Y 2023Y 2024Y 2025Q3 Net Interest Income Noninterest Expense Noninterest Income Core Net Revenue (1) Detail Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) Core Net Revenue is a non - GAAP financial measure; please see page 41 for a reconciliation // (2) 2025Q3 is annualized for the three months ended September 30, 2025 32 ENB Financial Corp has maintained a strong P&L amidst recent headwinds for the banking industry. (2) ($000s)

Net Interest Income & Net Interest Margin Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) 2025Q3 is annualized for the three months ended September 30, 2025 33 $41,320 $51,827 $55,918 $58,617 $70,300 2.81% 3.03% 2.94% 2.87% 3.26% 0.00% 2025Q3 (1) 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $ - $12,500 $25,000 $37,500 $50,000 $62,500 2021Y 2022Y 2023Y 2024Y Net Interest Income (NII) and Net Interest Margin (NIM) ($000s) $75,000 Key Components of NII and NIM Net Interest Income Net Interest Margin 2022Y 2023Y 2024Y Debt and Equity Securities Yield Loan Yield (1) 2025Q3 Cost of Funds 3.96% 4.04% 4.76% 5.26% 5.62% 1.84% 2.37% 2.98% 3.26% 3.80% 0.21% 0.33% 1.34% 1.90% 1.84% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021Y

ROATCE (1) & ROAA Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) ROATCE is a non - GAAP financial measure; please see page 42 for a reconciliation (2) 2025Q3 is annualized for the three months ended September 30, 2025 34 11.2% 13.6% 12.0% 12.1% 16.7% 0.95% 0.83% 0.65% 0.75% 1.06% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2021Y 2022Y 2023Y 2024Y 2025Q3 (2) ROAA ROATCE ROATCE (%) ROAA (%)

Noninterest Expense / Avg. Assets & Efficiency Ratio Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data unless otherwise noted, shown for the years ended December 31, and for the quarter ended September 30, 2025 (1) 2025Q3 is annualized for the three months ended September 30, 2025; Efficiency Ratio is as of Q3’25 35 69.1% 71.0% 74.6% 73.7% 65.0% 2.58% 2.52% 2.61% 2.63% 2.65% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2021Y 2022Y 2023Y 2024Y 2025Q3 (1) Noninterest Expense / Avg. Assets Efficiency Ratio Efficiency Ratio Noninterest Expense / Avg. Assets

VII. Appendix 36

Financial Highlights

Strong balance sheet growth paired with efficient earnings and high-quality assets.

	As of and for the Years Ended:				As of and for the Quarters Ended:				12/31/2021 9/30/2025
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	CAGR
Balance Sheet									
Total Assets ($000s)	1,717,230	1,858,716	2,000,824	2,219,831	2,219,831	2,220,977	2,225,903	2,222,591	7.1%
Gross Loans [1] ($000s)	911,167	1,182,893	1,345,254	1,415,143	1,415,143	1,430,209	1,448,998	1,466,888	13.5%
Total Deposits ($000s)	1,512,213	1,638,958	1,726,798	1,890,443	1,890,443	1,893,487	1,896,526	1,884,749	6.0%
Tier 1 Capital ($000s)	133,848	145,627	154,009	164,966	164,966	168,992	173,176	177,994	7.9%
Loans / Deposits (%)	60.9	72.7	78.8	75.5	75.5	76.2	77.2	78.6	
(Cash + Securities) / Assets (%)	42.6	31.3	28.3	31.8	31.8	31.3	30.5	29.7	
TCE / TA [2] (%)	8.0	5.2	6.0	5.9	5.9	6.1	6.3	6.8	
Tier 1 Leverage Ratio (%)	8.2	7.6	7.7	7.5	7.5	7.6	7.7	7.9	
Profitability									
Net Income ($000s)	14,916	14,631	12,375	15,317	3,726	4,316	5,810	5,919	
ROAA (%)	0.95	0.83	0.65	0.75	0.69	0.80	1.06	1.06	
ROAE (%)	11.16	13.63	12.03	12.13	11.20	12.85	17.20	16.74	
Net Interest Margin (%)	2.81	3.03	2.94	2.87	2.90	3.04	3.16	3.26	
Efficiency Ratio (%)	69.1	71.0	74.6	73.7	70.9	69.8	65.5	65.0	
Noninterest Inc / Revenue (%)	29.3	20.3	20.8	23.9	23.5	21.0	20.1	21.8	
Noninterest Exp / AA (%)	2.54	2.57	2.66	2.62	2.62	2.59	2.52	2.65	
Asset Quality (%)									
NPLs / Loans (%)	0.36	0.39	0.20	0.83	0.83	0.74	0.69	0.66	
NPAs / Assets (%)	0.19	0.25	0.14	0.54	0.54	0.48	0.50	0.44	
Reserves / NPAs (%)	389.0	306.3	550.3	135.6	135.6	154.2	162.5	168.8	
NCOs / Avg Loans (%)	(0.01)	0.01	(0.00)	0.01	0.01	0.00	0.02	0.00	

Source: S&P Capital IQ Pro

Note: Consolidated data shown; Operating revenue defined as net interest income plus noninterest income

(1) Gross loans includes HFS and HFI

(2) TCE / TA is a non-GAAP financial measure; please see page 40 for a reconciliation

ENB Financial Corp

37

Historical Consolidated Balance Sheet

($000s)	As of 12/31/2022	As of 12/31/2023	As of 12/31/2024	As of Period Ended 9/30/2025
ASSETS				
Cash and due from banks	$28,935	$29,519	$7,794	$8,049
Interest-bearing deposits in other banks	8,637	59,477	61,115	40,351
Total cash and cash equivalents	37,572	88,996	68,909	48,400
Securities available for sale (at fair value, net of allowance for credit lo	529,142	459,569	616,430	590,368
Equity securities (at fair value)	9,118	9,451	9,710	9,575
Loans held for sale	5,927	352	3,996	1,250
Loans (net of unearned income)	$1,191,117	$1,360,078	$1,427,269	$1,482,275
Less: Allowance for credit losses	14,151	15,176	16,122	16,637
Net loans	1,176,966	1,344,902	1,411,147	1,465,638
Premises and equipment	25,333	25,284	27,897	31,182
Other real estate owned	–	–	–	–
Regulatory stock	6,670	8,540	10,789	10,867
Bank owned life insurance	34,805	35,632	36,014	36,758
Other assets	33,183	28,098	34,939	28,553
Total Assets	**$1,858,716**	**$2,000,824**	**$2,219,831**	**$2,222,591**
LIABILITIES AND SHAREHOLDERS' EQUITY				
Deposits:				
Noninterest-bearing	$672,342	$611,968	$631,711	$623,270
Interest-bearing	966,616	1,114,830	1,258,732	1,261,479
Total deposits	$1,638,958	$1,726,798	$1,890,443	$1,884,749
Short-term borrowings	16,000	–	60,000	60,000
Long-term debt	58,039	101,228	83,822	70,822
Subordinated debt	39,396	39,556	39,716	39,836
Other liabilities	8,988	13,588	14,866	15,196
Total Liabilities	**$1,761,381**	**$1,881,170**	**$2,088,847**	**$2,070,603**
Stockholders' equity:				
Common stock	574	574	574	574
Contributed Capital	4,437	4,072	3,957	3,989
Retained earnings	142,677	150,596	162,006	174,990
Accumulated other comprehensive (loss)	(48,292)	(34,355)	(34,143)	(26,843)
Less: Treasury stock cost on 42,923 shares as of 9/30/25, 83,844 shares as of 12/31/24 and 98,584 as of 9/30/24	(2,061)	(1,233)	(1,410)	(722)
Total Shareholders' Equity	**$97,335**	**$119,654**	**$130,984**	**$151,988**
Total Liabilities & Shareholders' Equity	**$1,858,716**	**$2,000,824**	**$2,219,831**	**$2,222,591**

Source: Audited financial statements provided by the Company
Note: Consolidated (GAAP) financial data shown; Q3 2025 not audited

38

ENB Financial Corp

Historical Consolidated Income Statement

($000s)	As of 12/31/2022	the Year Ended 12/31/2023	12/31/2024	2025Q3 YTD Ann. 9/30/2025 (1)
INTEREST INCOME				
Interest and fees on loans	$41,944	$61,235	$73,057	$82,704
Interest on securities available for sale				
Taxable	9,048	11,648	13,490	20,524
Tax-exempt	4,214	3,001	2,824	2,572
Interest on Deposits at other banks	172	890	2,183	968
Dividend income	581	1,103	1,314	1,492
Total interest and dividend income	$55,959	$77,877	$92,868	$108,260
INTEREST EXPENSE				
Interest on deposits	$2,750	$18,766	$30,414	$30,596
Interest on borrowings	2,626	5,072	5,713	7,364
Total interest expense	$5,376	$23,838	$36,127	$37,960
Net Interest Income	50,583	54,039	56,741	70,300
Provision for loan losses	1,300	520	1,015	80
Net Interest Income After Provision for Loan Losses	$49,283	$53,519	$55,726	$70,220
NONINTEREST INCOME				
Trust and investment services income	$2,643	$2,883	$3,665	$3,304
Service fees	$2,938	$4,746	$5,864	$6,392
Commissions	$3,663	$3,618	$4,076	$4,144
Losses on the sale of debt securities, net	$42	($1,371)	($97)	–
Gains on equity securities, net	($32)	($125)	$256	$252
Gains on sale of mortgages	$1,302	$767	$1,826	$2,024
Earnings on bank-owned life insurance	1,583	958	1,259	1,176
Other income	1,425	1,223	1,281	2,564
Total Other Income	$13,564	$12,699	$18,130	$19,856
NONINTEREST EXPENSE				
Salaries and employee benefits	$27,324	$30,152	$34,043	$35,820
Occupancy	$2,846	$3,259	$3,333	$3,632
Equipment	$1,240	$1,302	$1,298	$1,684
Advertising & marketing	$1,083	$1,404	$1,152	$1,068
Computer software & data processing	$5,591	$6,891	$6,264	$6,956
Shares tax	1,380	1,167	1,376	1,648
Professional services	2,743	3,198	3,277	3,648
Other expense	3,722	4,034	4,488	6,268
Total Noninterest Expense	$45,929	$51,407	$55,231	$60,724
Net Income Before Taxes	$16,918	$14,811	$18,625	$29,352
Income Tax Expense	2,287	2,436	3,308	5,676
Net Income	$14,631	$12,375	$15,317	$23,676

Source: Audited financial statements provided by the Company

Note: Consolidated (GAAP) financial data shown; 2025Q3 YTD not audited

(1) Annualized for the three months ended September 30, 2025

ENB Financial Corp

39

Non - GAAP Reconciliation | Consolidated TCE / TA Source: S&P Capital IQ Pro Note: Consolidated financial data 40 2025Q3 2025Q2 2025Q1 2024Q4 2024Y 2023Y 2022Y 2021Y Non - GAAP Reconciliation | TCE / TA 151,988 139,482 135,376 130,984 $130,984 $119,654 $97,335 $137,288 Common Equity $151,988 $139,482 $135,376 $130,984 $130,984 $119,654 $97,335 $137,288 [A] Tangible Common Equity 2,222,591 2,225,903 2,220,977 2,219,831 2,219,831 2,000,824 1,858,716 1,717,230 Total Assets $2,222,591 $2,225,903 $2,220,977 $2,219,831 $2,219,831 $2,000,824 $1,858,716 $1,717,230 [B] Tangible Assets 6.84% 6.27% 6.10% 5.90% 5.90% 5.98% 5.24% 7.99% [C] = [A] / [B] Tang. Common Equity / Tang. Assets (%) ($000s)

Non - GAAP Reconciliation | Core Net Revenue Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data (1) 2025Q3 is annualized for the three months ended September 30, 2025 41 2025Q3 (1) 2024Y 2023Y 2022Y 2021Y Non - GAAP Reconciliation | Core Net Revenue $17,575 $56,741 $54,039 $50,583 $40,571 Net Interest Income 4,901 17,829 14,195 12,876 16,827 Plus: Noninterest Income 25.0% 100.0% 100.0% 100.0% 100.0% Divided by: Percent of Year $89,904 $74,570 $68,234 $63,459 $57,398 Core Net Revenue ($000s)

2025Q3 (1) 2024Y 2023Y 2022Y 2021Y Non - GAAP Reconciliation | ROATCE $5,919 $15,317 $12,375 $14,631 $14,916 [A] Net Income Available to Common 25% 100% 100% 100% 100% [B] Annualization Factor $23,676 $15,317 $12,375 $14,631 $14,916 [C] = [A] / [B] Annualized Net Income $2,215,228 $2,041,570 $1,899,641 $1,764,370 $1,566,211 [D] Average Assets 141,440 126,286 102,829 107,357 133,611 [E] Average Tangible Common Equity 16.74% 12.13% 12.03% 13.63% 11.16% [F] = [C] / [E] ROATCE Non - GAAP Reconciliation | ROATCE Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data (1) 2025Q3 is annualized for the three months ended September 30, 2025 42 ($000s)

Non - GAAP Reconciliation | Core Deposits Source: S&P Capital IQ Pro Note: Consolidated (GAAP) financial data shown // Core Deposits shown as defined by S&P Capital IQ Pro 43 As of Non - GAAP Reconciliation | Core Deposits 09/30/25 12/31/24 12/31/23 12/31/22 12/31/21 $999,309 $1,016,292 $928,691 $980,981 $210,076 Transaction Accounts $157,047 $162,514 $158,446 $163,837 $849,535 Plus: Money Market Accounts $284,230 $280,526 $308,913 $364,897 $341,291 Plus: Other Savings Deposits $367,116 $365,223 $278,070 $124,394 $105,615 Plus: Retail Time Deposits ($90,472) ($97,272) ($39,092) ($19,518) – Less: Brokered Deposits $1,717,230 $1,727,283 $1,635,028 $1,614,591 $1,506,517 [A] Core Deposits $1,885,310 $1,890,788 $1,729,750 $1,643,543 $1,514,839 [B] Total Deposits 91.1% 91.4% 94.5% 98.2% 99.5% [C] = [A] / [B] Core Deposits / Total Deposits ($000s)